UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2018

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Street Suite 1000 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 819-7200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2018, Hill-Rom Holdings, Inc. (the “Corporation”) announced its earnings for the first quarter ended December 31, 2017.  A copy of this press release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

In the press release, the Corporation uses various non-GAAP measures, including adjusted gross margin, operating margin, income before taxes, income tax expense and diluted earnings per share results, because it uses these measures internally for planning, forecasting and evaluating the performance of the business. In addition, the Corporation analyzes net revenue on a constant currency basis to better measure the comparability of results between periods. The Corporation believes that evaluating growth in net revenue on a constant currency basis provides an additional and meaningful assessment to both management and investors. These measures should not, however, be considered in isolation, as a substitute for, or as superior to measures of financial performance prepared in accordance with GAAP.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2018, Mr. John J. Greisch notified the Board of Directors of his intent to retire from his position as president and chief executive officer of the Corporation, effective during the Corporation’s fiscal third quarter. At the effective time of the retirement, Mr. Greisch will also step down from the board of directors of the Corporation.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1	Press Release of Hill-Rom Holdings, Inc., dated January 26, 2018 - regarding the Corporation's earnings for first quarter ended December 31, 2017

99.2	Press Release of Hill-Rom Holdings, Inc., dated January 26, 2018 - regarding the retirement of the Corporation’s CEO and transition plan

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Hill-Rom Holdings, Inc., dated January 26, 2018 - regarding the Corporation's earnings for first quarter ended December 31, 2017
99.2	Press Release of Hill-Rom Holdings, Inc., dated January 26, 2018 - regarding the retirement of the Corporation’s CEO and transition plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

Date: January 26, 2018	By:	/s/ Steven J. Strobel
	Name:	Steven J. Strobel
	Title:	Senior Vice President and Chief Financial Officer (duly authorized officer and principal financial officer)